EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report on Form 10-Q for the period year ended April 30, 2004 of Blue Ridge Real Estate Company and Big Boulder Corporation (together , the “Registrants”) as filed with the Securities and Exchange Commission on the date hereof (the ”Report”), I, Eldon D. Dietterick, Executive Vice President and Treasurer (chief financial officer)of the Registrants, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

/s/ Eldon D. Dietterick

Eldon D. Dietterick

Executive Vice President and Treasurer

(Principal Financial Officer)

June 4, 2004